UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2024

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50600	11-2617163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
65 Fairchild Street, Charleston, South Carolina 29492
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 Par Value	BLKB	Nasdaq Global Select Market
Preferred Stock Purchase Rights	N/A	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into A Material Definitive Agreement.
On March 18, 2024, Blackbaud, Inc., a Delaware corporation (the “Company”), and Broadridge Corporate Issuer Solutions, LLC, a Pennsylvania limited liability company, entered into the Third Amendment to Stockholder Rights Agreement, dated as of March 18, 2024 (the “Amendment”), which amended the Stockholder Rights Agreement, dated as of October 7, 2022, by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), a New York limited liability trust company, as amended by that certain Amendment to Stockholder Rights Agreement, dated as of October 2, 2023, and as further amended by that certain Second Amendment to the Stockholder Rights Agreement, dated as of January 26, 2024 (as amended, the “Rights Agreement”).
The Amendment terminated the Rights Agreement by accelerating the expiration time of the Company’s preferred share purchase rights (each, a “Right” and, collectively, the “Rights”) to 5:00 P.M., New York City time, on March 18, 2024. At the time of the termination of the Rights Agreement, all of the Rights, which were previously distributed to holders of the Company’s issued and outstanding common stock, par value $0.001, pursuant to the Rights Agreement, expired.
The Amendment is attached hereto as Exhibit 4.4 and is incorporated herein by reference. The description of the Amendment herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.4.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth under Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 18, 2024, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating all provisions of the Certificate of Designations previously filed by the Company with the Delaware Secretary of State on October 11, 2022 related to a series of preferred stock designated as Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”) established pursuant to the Rights Agreement. Such shares previously designated Series A Preferred Stock will be returned to the authorized but undesignated shares of the Company’s preferred stock.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference. A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The description of the Certificate of Elimination herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1.
Item 7.01. Regulation FD Disclosure.
On March 18, 2024, the Company issued a press release announcing the termination of the Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The contents of any URLs referenced in the press release are not incorporated into this Current Report on Form 8-K or any other filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed with this current report:

Exhibit No.	Description
3.1	Certificate of Elimination of the Series A Junior Participating Preferred Stock of Blackbaud, Inc.
4.1	Stockholder Rights Agreement, dated as of October 7, 2022, between Blackbaud, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed October 11, 2022).
4.2	Amendment to Stockholder Rights Agreement, dated as of October 2, 2023, between Blackbaud, Inc. and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), as Rights Agent (incorporated by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K filed October 2, 2023).
4.3	Second Amendment to Stockholder Rights Agreement, dated as of January 26, 2024, by and among Blackbaud, Inc. and Broadridge Corporate Issuer Solutions, LLC (incorporated by reference to Exhibit 4.3 of the Registrant’s Current Report on Form 8-K filed January 26, 2024).
4.4	Third Amendment to Stockholder Rights Agreement, dated as of March 18, 2024, by and between Blackbaud, Inc. and Broadridge Corporate Issuer Solutions, LLC.
99.1	Press release of Blackbaud, Inc. dated March 18, 2024.
101.INS	Inline XBRL Instance Document - the Instance Document does not appear in the interactive data file because its XBRL tags are embedded within the Inline XBRL Document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	March 18, 2024	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)